UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 18, 2011


                            FAIRWAY PROPERTIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                        000-53835               41-2251802
 ------------------------------    -------------------    ----------------------
       (State or other              (Commission File           (IRS Employer
 jurisdiction of incorporation)          Number)          Identification Number)


                     340 S LEMON AVE #5353, WALNUT, CA 91789
                     ---------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (866)-532-4792
                                 --------------
               Registrant's telephone number, including area code


       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ]  Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c)

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

LISTING OF COMMON STOCK FOR TRADING

On March 18, 2011, Fairway Properties, Inc.'s ("the Company") common stock was listed for trading on the FINRA Over the Counter Market under the trading symbol "FRYP."

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             FAIRWAY PROPERTIES, INC.


                             By:/s/Michael D. Murphy
                                --------------------------------------------
                                Michael D. Murphy, Chief Executive Officer


                             Date:  March 18, 2011